UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report: August 30, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-14273                84-0868815
        --------                    -------                ----------
       (State of                  (Commission            (IRS Employer
     incorporation)               File Number)         Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716




        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

PlanGraphics, Inc. extended the employment agreements of J. Gray Reed, Chief Operating Officer of its operating subsidiary, PlanGraphics, Inc. (a Maryland corporation), and Frederick G. Beisser, Senior Vice President - Finance. Both employment agreements dated January 1, 2002 and originally filed with Form 10-Q for March 31, 2002, have been extended through January 31, 2006. The terms of each employment agreement remain unchanged. The extensions of the Employment Agreements are filed with this report as Exhibits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description
-----------            -----------

10.1 Extension of Reed Employment Agreement, letter dated August 30, 2005, executed August 30, 2005 and received on September 6, 2005

10.2 Extension of Beisser Employment Agreement, letter dated August 30, 2005 and executed September 6, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


September 7, 2005              /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------


10.1 Extension of Reed Employment Agreement, letter dated August 30, 2005, executed August 30, 2005 and received on September 6, 2005

10.2 Extension of Beisser Employment Agreement, letter dated August 30, 2005 and executed September 6, 2005